UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	811-07460

Exact name of registrant as specified in charter:	Delaware Investments® Dividend and Income Fund, Inc.

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	November 30

Date of reporting period:	August 31, 2013

Item 1. Schedule of Investments.

Schedule of Investments (Unaudited)

Delaware Investments® Dividend and Income Fund, Inc.

August 31, 2013

	Number of
	Shares	Value
Common Stock – 75.36%
Consumer Discretionary – 4.10%
DIRECTV Class A	1,550	$90,179
Johnson Controls	46,200	1,872,486
Lowe's	35,000	1,603,700
*†Quiksilver	15,209	75,285
†United Rentals	1,816	99,462
		3,741,112
Consumer Staples – 7.23%
Archer-Daniels-Midland	46,600	1,640,786
CVS Caremark	27,700	1,607,985
Kraft Foods Group	29,833	1,544,454
L Brands	2,008	115,179
Mondelez International Class A	54,800	1,680,716
		6,589,120
Diversified REITs – 1.64%
Fibra Uno Administracion	129,600	373,249
Fifth Street Finance	23,143	239,761
Lexington Reality Trust	69,300	812,195
*Nieuwe Steen Investments	269	1,820
Vornado Realty Trust	865	70,325
		1,497,350
Energy – 9.22%
Chevron	13,600	1,637,848
ConocoPhillips	26,100	1,730,429
Halliburton	34,700	1,665,600
Kodiak Oil & Gas	10,439	104,286
Marathon Oil	46,000	1,583,780
Occidental Petroleum	18,100	1,596,601
Range Resources	1,217	91,251
		8,409,795
Financials – 7.17%
Allstate	32,900	1,576,568
Bank of New York Mellon	56,500	1,680,310
Marsh & McLennan	41,700	1,719,291
Travelers	19,600	1,566,040
		6,542,209
Healthcare – 10.72%
Baxter International	23,000	1,599,880
Cardinal Health	32,800	1,649,184
Johnson & Johnson	18,600	1,607,226
Merck	34,000	1,607,860
Pfizer	58,489	1,649,975
Quest Diagnostics	28,400	1,664,808
		9,778,933
Healthcare REITs – 0.93%
HCP	3,850	156,811
Health Care REIT	5,260	323,174
Healthcare Trust of America	26,000	267,800
LTC Properties	2,800	99,204
		846,989
Hotel REITs – 0.73%
Ashford Hospitality Trust	9,000	103,770

DiamondRock Hospitality	12,300	119,187
LaSalle Hotel Properties	3,100	82,243
Summit Hotel Properties	37,600	358,704
		663,904
Industrial REITs – 0.96%
First Industrial Realty Trust	26,400	399,432
ProLogis	1,080	38,059
STAG Industrial	21,700	434,000
		871,491
Industrials – 5.50%
Delta Air Lines	24	474
Mueller Water Products Class A	5,210	39,336
Northrop Grumman	17,700	1,633,179
Raytheon	21,700	1,636,397
Rexnord	3,160	60,640
Waste Management	40,700	1,645,907
		5,015,933
Information Technology – 8.99%
Broadcom Class A	65,600	1,657,056
Cisco Systems	66,900	1,559,439
Intel	74,500	1,637,510
Motorola Solutions	28,442	1,593,036
Xerox	175,200	1,748,496
		8,195,537
Mall REITs – 2.09%
CBL & Associates Properties	16,834	323,213
General Growth Properties	4,429	84,948
Macerich	1,326	74,627
*Rouse Properties	228	4,227
Simon Property Group	9,747	1,419,456
		1,906,471
Manufactured Housing REIT – 0.38%
*Sun Communities	8,100	348,057
		348,057
Materials – 1.79%
duPont (E.I.) deNemours	28,800	1,630,656
		1,630,656
Mixed REITs – 0.27%
Liberty Property Trust	2,300	79,580
Orange ADR	5,100	51,816
PS Business Parks	1,600	116,272
		247,668
Mortgage REIT – 0.37%
Starwood Property Trust	13,500	336,555
		336,555
Multifamily REITs – 1.34%
Apartment Investment & Management	12,119	333,636
BRE Properties	4,200	201,558
Camden Property Trust	2,950	182,281
Education Realty Trust	25,000	214,750
Equity Residential	5,600	290,584
		1,222,809
Office REITs – 1.25%
*Alstria Office REIT	23,400	276,473
Corporate Office Properties Trust	15,100	343,978
Government Properties Income Trust	4,100	95,858
Parkway Properties	25,700	420,195
		1,136,504
Real Estate Management & Development – 0.00%
Howard Hughes	1	102
		102

Self-Storage REITs – 0.42%
Extra Space Storage	2,800	115,444
Public Storage	1,750	267,173
		382,617
Shopping Center REITs – 1.83%
Agree Realty	19,450	527,095
Equity One	6,800	144,568
Federal Realty Investment Trust	300	29,193
*First Capital Realty	11,881	189,640
Kimco Realty	17,230	345,117
Ramco-Gershenson Properties Trust	12,900	186,792
Weingarten Realty Investors	3,000	86,130
Wheeler Real Estate Investment Trust	37,700	157,586
		1,666,121
Single Tenant REIT – 0.19%
*National Retail Properties	5,700	174,591
		174,591
Specialty REITs – 2.47%
EPR Properties	2,420	118,532
*Gladstone Land	27,600	460,368
Home Loan Servicing Solution	39,400	898,320
Plum Creek Timber	5,785	256,333
Rayonier	2,500	138,100
Solar Capital	17,228	378,155
		2,249,808
Telecommunications – 3.64%
AT&T	46,000	1,556,180
=Century Communications	500,000	0
CenturyLink	2,699	89,391
*Frontier Communications	33,800	146,354
Verizon Communications	32,200	1,525,636
		3,317,561
Utilities – 2.13%
AES	4,704	59,788
American Water Works	3,600	146,664
Edison International	35,700	1,638,273
Mirant (Escrow)	180,000	0
NRG Energy	3,776	99,120
		1,943,845
Total Common Stock (cost $53,766,291)		68,715,738

Convertible Preferred Stock – 2.64%
#Chesapeake Energy 144A 5.75% exercise price $27.83, expiration date 12/31/49	177	195,364
El Paso Energy Capital Trust I 4.75% exercise price $34.49 expiration date 3/31/28	5,250	308,333
Halcon Resources 5.75% exercise price $6.16, expiration date 12/31/49	160	154,280
HealthSouth 6.50% exercise price $30.50, expiration date 12/31/49	288	358,271
Huntington Bancshares 8.50% exercise price $11.95, expiration date 12/31/49	182	226,590
Intelsat 5.75% exercise price $22.05, expiration date 5/1/16	4,908	296,198
MetLife 5.00% exercise price $44.28 expiration date 9/4/13	4,725	257,560
SandRidge Energy
7.00% exercise price $7.76, expiration date 12/31/49	1,600	149,700
8.50% exercise price $8.01, expiration date 12/31/49	780	75,278
Wells Fargo 7.50% exercise price $156.71, expiration date 12/31/49	259	293,965
Weyerhaeuser 6.375% exercise price $33.30, expiration date 7/1/16	1,788	95,086
Total Convertible Preferred Stock (cost $2,117,705)		2,410,625

	Principal
	Amount
Convertible Bonds – 10.40%
Basic Industry – 0.26%
Peabody Energy 4.75% exercise price $57.95, expiration date 12/15/41	135,000	105,131
Steel Dynamics 5.125% exercise price $17.21, expiration date 6/15/14	$122,000	131,455
		236,586

Capital Goods – 1.17%
L-3 Communications Holdings 3.00% exercise price $90.24, expiration date 8/1/35	275,000	294,594
#Owens-Brockway Glass Container 144A 3.00% exercise price $47.47, expiration date 5/28/15	459,000	475,064
Titan Machinery 3.75% exercise price $43.17, expiration date 4/30/19	327,000	300,023
		1,069,681
Communications – 1.36%
#Alaska Communications Systems Group 144A 6.25% exercise price $10.28, expiration date 4/27/18	213,000	180,251
*#Blucora 144A 4.25% exercise price $21.66, expiration date 3/29/19	111,000	128,968
#Clearwire Communications 144A 8.25% exercise price $7.08, expiration date 11/30/40	295,000	327,819
Leap Wireless International 4.50% exercise price $93.21, expiration date 7/10/14	99,000	101,475
#Liberty Interactive 144A 0.75% exercise price $1,000, expiration date 3/30/43	198,000	215,573
Rovi 2.625% exercise price $47.36, expiration date 2/10/40	179,000	182,356
SBA Communications 4.00% exercise price $30.38, expiration date 9/29/14	41,000	102,628
		1,239,070
Consumer Cyclical – 1.49%
ϕArvinMeritor 4.00% exercise price $26.73, expiration date 2/12/27	394,000	359,033
Iconix Brand Group 2.50% exercise price $30.75 expiration date 5/31/16	185,000	226,509
Live Nation Entertainment 2.875% exercise price $27.14, expiration date 7/14/27	434,000	442,137
MGM Resorts International 4.25% exercise price $18.58, expiration date 4/10/15	278,000	331,168
		1,358,847
Consumer Non-Cyclical – 1.80%
*Alere 3.00% exercise price $43.98, expiration date 2/12/27	228,000	240,825
Dendreon 2.875% exercise price $51.24, expiration date 1/13/16	208,000	136,370
*ϕHologic 2.00% exercise price $31.17, expiration date 2/27/42	214,000	219,885
#Illumina 144A 0.25% exercise price $83.55, expiration date 3/11/16	106,000	119,184
LifePoint Hospitals 3.50% exercise price $51.79, expiration date 5/14/14	300,000	318,563
Mylan 3.75% exercise price $13.32, expiration date 9/15/15	65,000	175,053
NuVasive 2.75% exercise price $42.13, expiration date 6/30/17	380,000	367,887
#Opko Health 144A 3.00% exercise price $7.07 expiration date 1/28/33	51,000	67,288
		1,645,055
Energy – 0.82%
*Chesapeake Energy 2.50% exercise price $50.90, expiration date 5/15/37	126,000	124,346
*Helix Energy Solutions Group 3.25% exercise price $25.02, expiration date 3/12/32	256,000	335,681
#Vantage Drilling 144A 5.50% exercise price $2.39, expiration date 7/15/43	273,000	287,503
		747,530
Financials – 0.66%
Ares Capital 5.75% exercise price $19.13, expiration date 2/1/16	189,000	203,765
BGC Partners 4.50% exercise price $9.84, expiration date 7/13/16	197,000	200,201
PHH 4.00% exercise price $25.80, expiration date 8/27/14	182,000	193,603
		597,569
Industrials – 0.13%
ϕGeneral Cable 4.50% exercise price $36.34, expiration date 11/15/29	107,000	117,633
		117,633
Insurance – 0.19%
#WellPoint 144A 2.75% exercise price $75.38, expiration date 10/15/42	136,000	174,930
		174,930
Real Estate – 0.33%
#Forest City Enterprises 144A 3.625% exercise price $24.21, expiration date 8/14/20	60,000	58,838
#Lexington Realty Trust 144A 6.00% exercise price $6.84, expiration date 1/11/30	139,000	241,599
		300,437
Technology – 2.19%
Advanced Micro Devices
6.00% exercise price $28.08, expiration date 4/30/15	185,000	191,244
#144A 6.00% exercise price $28.08, expiration date 4/30/15	83,000	85,801
#Ciena 144A 3.75% exercise price $20.17, expiration date 10/15/18	196,000	251,493
Equinix 4.75% exercise price $84.32, expiration date 6/13/16	37,000	79,157
Intel 3.25% exercise price $21.94, expiration date 8/1/39	155,000	186,291
Linear Technology 3.00% exercise price $41.46, expiration date 4/30/27	190,000	202,706
Nuance Communications 2.75% exercise price $32.30, expiration date 11/1/31	160,000	165,500
SanDisk 1.50% exercise price $52.17, expiration date 8/11/17	186,000	235,755
TIBCO Software 2.25% exercise price $50.57, expiration date 4/30/32	354,000	358,868
VeriSign 3.25% exercise price $34.37, expiration date 8/15/37	158,000	235,716
		1,992,531
Total Convertible Bonds (cost $8,571,750)		9,479,869

Corporate Bonds – 36.33%
Automobiles – 1.40%
American Axle & Manufacturing 7.75% 11/15/19	103,000	113,815
#Chassix 144A 9.25% 8/1/18	105,000	109,988
Chrysler Group 8.25% 6/15/21	230,000	253,574
Dana Holding 5.375% 9/15/21	75,000	74,063
#International Automotive Components Group 144A 9.125% 6/1/18	215,000	220,374
#Jaguar Land Rover 144A 8.125% 5/15/21	170,000	189,763
#LKQ 144A 4.75% 5/15/23	200,000	184,500
Meritor
6.75% 6/15/21	90,000	88,313
10.625% 3/15/18	40,000	43,600
		1,277,990
Banking – 1.29%
•Bank of America 5.20% 12/29/49	200,000	178,500
*Barclays Bank 7.625% 11/21/22	200,000	195,750
#Credit Suisse 144A 6.50% 8/8/23	200,000	202,013
•Fifth Third Bancorp 5.10% 12/31/49	90,000	81,225
#•HBOS Capital Funding 144A 6.071% 6/29/49	420,000	406,875
•JPMorgan Chase 6.00% 12/29/49	120,000	114,600
		1,178,963
Basic Industry – 4.73%
AK Steel 7.625% 5/15/20	109,000	91,560
#APERAM 144A 7.75% 4/1/18	150,000	145,125
ArcelorMittal 6.125% 6/1/18	375,000	387,655
*#Builders FirstSource 144A 7.625% 6/1/21	197,000	197,493
#Cemex Espana Luxembourg 144A 9.25% 5/12/20	186,000	195,300
*#Essar Steel Algoma 144A 9.375% 3/15/15	100,000	94,250
*#FMG Resources August 2006 144A
6.875% 2/1/18
6.875% 4/1/22	392,000	392,402
HD Supply 11.50% 7/15/20	170,000	201,875
Headwaters 7.625% 4/1/19	145,000	153,338
#Inmet Mining 144A 8.75% 6/1/20	170,000	178,500
#JMC Steel Group 144A 8.25% 3/15/18	210,000	205,800
*#LSB Industries 144A 7.75% 8/1/19	95,000	98,800
#Masonite International 144A 8.25% 4/15/21	210,000	229,949
#New Gold 144A 6.25% 11/15/22	190,000	182,875
Norcraft 10.50% 12/15/15	91,000	95,323
Nortek 8.50% 4/15/21	154,000	167,475
*#Perstorp Holding 144A 8.75% 5/15/17	200,000	205,500
Rockwood Specialties Group 4.625% 10/15/20	180,000	177,750
#Ryerson 144A
9.00% 10/15/17	120,000	125,100
11.25% 10/15/18	50,000	51,375
#Sappi Papier Holding 144A 8.375% 6/15/19	200,000	209,750
#Taminco Global Chemical 144A 9.75% 3/31/20	137,000	154,468
#TPC Group 144A 8.75% 12/15/20	210,000	215,250
*#U.S. Coatings Acquisition 144A 7.375% 5/1/21	150,000	154,125
		4,311,038
Capital Goods – 1.80%
#Ardagh Packaging Finance 144A 7.00% 11/15/20	200,000	195,500
#BOE Intermediate Holding PIK 144A 9.00% 11/1/17	70,000	71,750
#BOE Merger PIK 144A 9.50% 11/1/17	182,000	193,830
#Consolidated Container 144A 10.125% 7/15/20	171,000	185,535
#Milacron 144A 7.75% 2/15/21	180,000	183,600
Reynolds Group Issuer
5.75% 10/15/20	60,000	59,775
8.25% 2/15/21	100,000	99,250
9.875% 8/15/19	270,000	288,225

#Silver II Borrower 144A 7.75% 12/15/20	180,000	187,200
#TransDigm 144A 7.50% 7/15/21	170,000	180,625
		1,645,290
Communications – 3.34%
#Clearwire Communications 144A 12.00% 12/1/15	180,000	190,350
#Columbus International 144A 11.50% 11/20/14	130,000	140,400
#Digicel Group 144A 8.25% 9/30/20	221,000	235,365
Equinix
4.875% 4/1/20	48,000	46,440
5.375% 4/1/23	127,000	121,603
Hughes Satellite Systems 7.625% 6/15/21	160,000	172,400
#Intelsat Luxembourg 144A
7.75% 6/1/21	175,000	180,906
8.125% 6/1/23	335,000	351,330
Level 3 Communications
8.875% 6/1/19	80,000	85,800
11.875% 2/1/19	100,000	115,250
Level 3 Financing 7.00% 6/1/20	130,000	131,625
#MetroPCS Wireless 144A 6.25% 4/1/21	85,000	85,106
#RCN Telecom Services 144A 8.50% 8/15/20	100,000	99,500
Sprint Capital 6.90% 5/1/19	200,000	207,000
Sprint Nextel 8.375% 8/15/17	84,000	94,710
#Wind Acquisition Finance 144A
7.25% 2/15/18	200,000	205,000
11.75% 7/15/17	100,000	105,000
Windstream
7.50% 6/1/22	105,000	105,000
#144A 7.75% 10/1/21	115,000	118,163
Zayo Group 10.125% 7/1/20	227,000	258,780
		3,049,728
Consumer Cyclical – 3.14%
*#Bon-Ton Department Stores 144A 8.00% 6/15/21	195,000	189,638
Burlington Coat Factory Warehouse 10.00% 2/15/19	185,000	207,200
#Burlington Holdings PIK 144A 9.00% 2/15/18	95,000	97,613
#CDR DB Sub 144A 7.75% 10/15/20	235,000	237,937
Dave & Buster's 11.00% 6/1/18	151,000	168,176
#^Dave & Buster's Entertainment 144A 8.621% 2/15/16	245,000	195,388
Express 8.75% 3/1/18	79,000	84,826
#Landry's 144A 9.375% 5/1/20	220,000	235,674
#Michaels Finco Holdings 144A 7.50% 8/1/18	135,000	135,675
Michaels Stores 11.375% 11/1/16	35,000	36,269
Pantry 8.375% 8/1/20	195,000	207,675
#Party City Holdings 144A 8.875% 8/1/20	210,000	226,013
#Quiksilver 144A 7.875% 8/1/18	210,000	217,613
#Rite Aid 144A 6.75% 6/15/21	200,000	203,500
Tempur Sealy International 6.875% 12/15/20	140,000	146,825
#William Carter 144A 5.25% 8/15/21	55,000	55,550
#Wok Acquisition 144A 10.25% 6/30/20	195,000	217,425
		2,862,997
Consumer Non-Cyclical – 1.30%
B&G Foods 4.625% 6/1/21	130,000	121,063
Constellation Brands
3.75% 5/1/21	30,000	27,825
4.25% 5/1/23	130,000	119,600
*#Crestview DS Merger Sub II 144A 10.00% 9/1/21	125,000	126,875
Del Monte 7.625% 2/15/19	144,000	150,479
#Heinz (H.J.) Finance 144A 7.125% 8/1/39	85,000	85,850
#JBS USA 144A 8.25% 2/1/20	165,000	172,837
Smithfield Foods 6.625% 8/15/22	60,000	61,650
#Spectrum Brands Escrow 144A
6.375% 11/15/20	35,000	36,313
6.625% 11/15/22	135,000	138,713
#Sun Merger Sub 144A 5.25% 8/1/18	55,000	55,344

Visant 10.00% 10/1/17	92,000	86,250
		1,182,799
Energy – 5.65%
AmeriGas Finance 7.00% 5/20/22	105,000	111,300
Antero Resources Finance 6.00% 12/1/20	200,000	200,500
Approach Resources 7.00% 6/15/21	80,000	81,400
Calumet Specialty Products Partners 9.375% 5/1/19	350,000	386,749
Chaparral Energy
7.625% 11/15/22	90,000	90,675
8.25% 9/1/21	105,000	109,988
CHC Helicopter 9.375% 6/1/21	100,000	95,000
Chesapeake Energy
5.375% 6/15/21	40,000	39,900
5.75% 3/15/23	60,000	60,000
6.125% 2/15/21	26,000	27,170
6.625% 8/15/20	145,000	156,238
Comstock Resources 7.75% 4/1/19	176,000	182,160
#Drill Rigs Holdings 144A 6.50% 10/1/17	195,000	199,875
#Exterran Partners 144A 6.00% 4/1/21	195,000	190,125
Genesis Energy 5.75% 2/15/21	215,000	212,849
Halcon Resources 8.875% 5/15/21	210,000	211,575
#Hercules Offshore 144A
8.75% 7/15/21	55,000	58,713
10.50% 10/15/17	276,000	293,249
Key Energy Services 6.75% 3/1/21	35,000	34,738
Kodiak Oil & Gas 8.125% 12/1/19	245,000	269,499
Laredo Petroleum
7.375% 5/1/22	45,000	47,700
9.50% 2/15/19	168,000	187,740
Linn Energy
#144A 6.25% 11/1/19	110,000	101,750
6.50% 5/15/19	17,000	16,065
8.625% 4/15/20	41,000	41,410
#Midstates Petroleum 144A 9.25% 6/1/21	190,000	181,450
#Murphy Oil USA 144A 6.00% 8/15/23	140,000	139,650
Northern Oil and Gas 8.00% 6/1/20	175,000	178,500
NuStar Logistics 6.75% 2/1/21	115,000	115,904
Offshore Group Investment 7.125% 4/1/23	90,000	87,075
PDC Energy 7.75% 10/15/22	185,000	195,175
Pioneer Energy Services 9.875% 3/15/18	147,000	159,679
Range Resources 5.00% 8/15/22	145,000	142,463
Rosetta Resources 5.625% 5/1/21	120,000	116,400
#Samson Investment 144A 10.25% 2/15/20	141,000	148,050
SandRidge Energy
7.50% 3/15/21	60,000	60,000
8.125% 10/15/22	188,000	189,880
8.75% 1/15/20	25,000	26,250
		5,146,844
Financials – 0.58%
ETrade Financial 6.375% 11/15/19	190,000	200,450
•#ILFC E-Capital Trust II 144A 6.25% 12/21/65	125,000	115,000
#Nuveen Investments 144A 9.50% 10/15/20	220,000	217,250
		532,700
Healthcare – 2.18%
Air Medical Group Holdings 9.25% 11/1/18	123,000	133,763
Alere
#144A 6.50% 6/15/20	110,000	110,275
7.25% 7/1/18	45,000	48,825
Biomet 6.50% 10/1/20	195,000	195,487
Community Health Systems
7.125% 7/15/20	65,000	65,731
8.00% 11/15/19	124,000	130,820

HCA Holdings 6.25% 2/15/21	135,000	135,675
Immucor 11.125% 8/15/19	155,000	171,663
Kinetic Concepts 10.50% 11/1/18	124,000	137,330
#MPH Intermediate Holding Company 2 PIK 144A 8.375% 8/1/18	90,000	92,138
#Par Pharmaceutical 144A 7.375% 10/15/20	280,000	291,199
*Radnet Management 10.375% 4/1/18	118,000	125,670
*#Renaissance Acquisition 144A 6.875% 8/15/21	25,000	24,563
#Service International 144A 5.375% 1/15/22	105,000	102,244
Truven Health Analytics 10.625% 6/1/20	70,000	74,725
#Valeant Pharmaceuticals International 144A 7.00% 10/1/20	35,000	36,925
#VPI Escrow 144A 6.375% 10/15/20	105,000	107,231
		1,984,264
Insurance – 1.43%
•American International Group 8.175% 5/15/58	320,000	376,800
#Hub International 144A 8.125% 10/15/18	225,000	248,625
•#Liberty Mutual Group 144A 7.00% 3/15/37	190,000	193,800
#Onex USI Acquisition 144A 7.75% 1/15/21	190,000	191,425
•XL Group 6.50% 12/29/49	305,000	296,613
		1,307,263
Media – 3.10%
AMC Networks 4.75% 12/15/22	100,000	94,250
CCO Holdings 5.25% 9/30/22	195,000	178,913
#Cequel Communications Escrow 1 144A 6.375% 9/15/20	145,000	145,363
Clear Channel Worldwide Holdings
7.625% 3/15/20	13,000	12,968
7.625% 3/15/20	212,000	213,590
CSC Holdings 6.75% 11/15/21	130,000	137,475
DISH DBS 5.00% 3/15/23	275,000	255,062
#Griffey Intermediate 144A 7.00% 10/15/20	174,000	156,600
#MDC Partners 144A 6.75% 4/1/20	120,000	122,100
#Nara Cable Funding 144A 8.875% 12/1/18	200,000	208,500
#Nexstar Broadcasting 144A 6.875% 11/15/20	130,000	131,950
#Ono Finance II 144A 10.875% 7/15/19	234,000	243,945
Satelites Mexicanos 9.50% 5/15/17	95,000	104,500
#Sirius XM Radio 144A 4.625% 5/15/23	75,000	66,375
#Univision Communications 144A 8.50% 5/15/21	365,000	396,937
#UPCB Finance VI 144A 6.875% 1/15/22	150,000	157,500
#Virgin Media Finance 144A 6.375% 4/15/23	200,000	199,500
		2,825,528
Real Estate – 0.07%
#Brookfield Residential Properties 144A 6.125% 7/1/22	65,000	64,513
		64,513
Services – 3.53%
#Algeco Scotsman Global Finance 144A
8.50% 10/15/18	165,000	173,250
10.75% 10/15/19	280,000	270,199
Avis Budget Car Rental 5.50% 4/1/23	170,000	159,163
Beazer Homes USA 7.25% 2/1/23	50,000	50,750
#Carlson Wagonlit 144A 6.875% 6/15/19	200,000	203,999
#DigitalGlobe 144A 5.25% 2/1/21	175,000	164,938
#Geo Group 144A 5.125% 4/1/23	160,000	147,600
H&E Equipment Services 7.00% 9/1/22	170,000	181,475
M/I Homes 8.625% 11/15/18	185,000	198,413
#Mattamy Group 144A 6.50% 11/15/20	190,000	187,625
MGM Resorts International
6.75% 10/1/20	55,000	56,238
7.75% 3/15/22	90,000	96,075
11.375% 3/1/18	195,000	244,724
PHH
6.375% 8/15/21	75,000	74,063
7.375% 9/1/19	100,000	106,750
9.25% 3/1/16	22,000	25,850

Pinnacle Entertainment
7.75% 4/1/22	60,000	62,550
8.75% 5/15/20	30,000	32,550
#PNK Finance 144A 6.375% 8/1/21	85,000	85,213
Seven Seas Cruises 9.125% 5/15/19	185,000	201,649
Swift Services Holdings 10.00% 11/15/18	180,000	199,800
Toll Brothers Finance 4.375% 4/15/23	125,000	115,000
#Watco 144A 6.375% 4/1/23	90,000	89,325
#Woodside Homes 144A 6.75% 12/15/21	90,000	90,000
		3,217,199
Technology – 2.06%
#ACI Worldwide 144A 6.375% 8/15/20	110,000	111,375
*#BMC Software Finance 144A 8.125% 7/15/21	295,000	300,162
First Data
*11.25% 3/31/16	175,000	175,438
#144A 11.25% 1/15/21	230,000	236,900
#144A 11.75% 8/15/21	85,000	79,900
GXS Worldwide 9.75% 6/15/15	98,000	100,940
#Helathcare Technology Intermediate 144A 7.375% 9/1/18	185,000	188,700
Infor US 9.375% 4/1/19	164,000	183,270
j2 Global 8.00% 8/1/20	185,000	200,263
#Seagate HDD Cayman 144A 4.75% 6/1/23	100,000	92,750
#Viasystems 144A 7.875% 5/1/19	195,000	208,650
		1,878,348
Utilities – 0.73%
AES
4.875% 5/15/23	30,000	27,675
7.375% 7/1/21	133,000	145,635
8.00% 6/1/20	43,000	49,020
Elwood Energy 8.159% 7/5/26	103,792	108,722
GenOn Energy 9.875% 10/15/20	188,000	210,090
Mirant Americas 8.50% 10/1/21	115,000	123,050
		664,192
Total Corporate Bonds (cost $32,333,120)		33,129,656

«Senior Secured Loans – 2.32%
@Activision Blizzard Bridge 1st Lien 4.875% 7/26/14	295,000	294,999
Bowie Recourse Tranche B 1st Lien 6.75% 8/9/20	30,000	30,075
Clear Channel Communication
Tranche B 3.65% 1/29/16	105,000	98,175
Tranche D 6.75% 1/30/19	95,000	87,733
@Community Health Systems
Secured Bridge Loan 5.25% 7/30/14	103,510	103,510
Unsecured Bridge Loan 5.753% 7/30/14	111,490	111,490
Dealer Computer Services 2nd Lien 8.00% 2/5/21	55,000	56,341
@HBGCN 5.25% 8/15/14	190,000	190,000
Hostess Brands 1st Lien 6.75% 3/12/20	145,000	148,988
@Hudson's Bay 7.00% 7/29/14	180,000	180,000
Moxie Liberty Tranche B 7.50% 8/21/20	200,000	198,999
Panda Temple Power II Tranche B 1st Lien 7.25% 3/28/19	155,000	157,131
Rite Aid 2nd Lien 5.75% 8/3/20	97,000	99,789
Smart & Final Tranche 2nd Lien 10.50% 11/8/20	143,590	146,641
State Class Tankers II 1st Lien 6.75% 6/10/20	125,000	126,250
Toys R US Property Tranche B 6.00% 7/31/19	90,000	89,078
Total Senior Secured Loans (cost $2,104,800)		2,119,199

	Number of
	Shares
Limited Partnership – 1.35%
Brookfield Infrastructure Partners	10,300	364,517
*Lehigh Gas Partners	31,800	863,370
Total Limited Partnership (cost $897,682)		1,227,887

Preferred Stock – 0.74%
#†Ally Financial 144A 7.00%	200	187,150
•GMAC Capital Trust I 8.125%	8,000	212,080
*Regions Financial 6.375%	8,000	184,560
@=Wheeler REIT 9%	86	89,708
Total Preferred Stock (cost $680,170)		673,498

	Principal
	Amount
Short-Term Investments – 2.64%
≠Discount Note – 0.42%
Fannie Mae 0.06% 9/16/13	$379,133	379,131
		379,131
Repurchase Agreements – 1.88%
Bank of America 0.02%, dated 8/30/13, to be
repurchased on 9/3/13, repurchase price $656,711
(collateralized by U.S. Government obligations 1.75%-3.25%
5/31/16-6/30/16; market value $669,804)	656,709	656,709

BNP Paribas 0.04%, dated 8/30/13, to be
repurchased on 9/3/13, repurchase price $1,061,295
(collateralized by U.S. Government obligations 0.625%-2.125%
9/30/17-8/15/21; market value $1,082,516)	1,061,291	1,061,291
		1,718,000
≠U.S. Treasury Obligations – 0.34%
United States Treasury Bills
0.045% 9/26/13	244,778	244,776
0.053% 11/14/13	65,563	65,561
		310,337
Total Short-Term Investments (cost $2,407,449)		2,407,468

Total Value of Securities Before Securities Lending Collateral – 131.78%
(cost $102,858,967)		120,163,940

	Number of
	Shares
**Securities Lending Collateral – 5.27%
Investment Companies
Delaware Investments Collateral Fund No. 1	4,803,687	4,803,687
Total Securities Lending Collateral (cost $4,803,687)		4,803,687

Total Value of Securities – 137.05%
(cost $107,662,654)		124,967,627 ©
**Obligation to Return Securities Lending Collateral – (5.27%)		(4,803,687)
Borrowing Under Line of Credit – (30.95%)		(28,225,000)
«Other Liabilities Net of Receivables and Other Assets – (0.83%)		(757,076)
Net Assets Applicable to 9,439,042 Shares Outstanding – 100.00%		$91,181,864

†Non income producing security.
*Fully or partially on loan.
=Security is being fair valued in accordance with the Fund’s fair valuation policy. At Aug. 31, 2013, the aggregate value of fair valued securities was $89,708, which represented 0.10% of the Fund’s net assets. See Note 1 in "Notes."
#Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At Aug. 31, 2013, the aggregate value of Rule 144A securities was $20,450,923, which represented 22.43% of the Fund’s net assets. See Note 6 in "Notes."
ϕStep coupon bond. Coupon increases or decreases periodically based on a predetermined schedule. Stated rate in effect at Aug. 31, 2013.
•Variable rate security. The rate shown is the rate as of Aug. 31, 2013. Interest rates reset periodically.
^Zero coupon security. The rate shown is the yield at the time of purchase.
«Senior Secured Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale. Stated rate in effect at Aug 31, 2013.
≠The rate shown is the effective yield at the time of purchase.
**See Note 5 in "Notes" for additional information on securities lending collateral.
@Illiquid security. At Aug. 31, 2013, the aggregate value of illiquid securities was $969,707, which represented 1.06% of the Fund’s net assets. See Note 6 in “Notes."
©Includes $4,795,153 of securities loaned.
«Includes foreign currency valued at $57,157 with a cost of $58,225.

Summary of Abbreviations:
ADR – American Depositary Receipt
PIK – Pay-in-kind
REIT – Real Estate Investment Trust

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Delaware Investments® Dividend and Income Fund, Inc. (Fund). This report covers the period of time since the Fund’s last fiscal year end.

Security Valuation – Equity securities and exchange-traded funds (ETFs), except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities and ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. Debt securities are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. For asset backed securities, collateralized mortgage obligations, commercial mortgage securities and U.S. government agency mortgage securities, pricing vendors utilize matrix pricing which considers prepayment speed, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type as well as broker/dealer-supplied prices.

Investment company securities are valued at net asset value per share, as reported by the underlying investment company. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and ask prices, which approximates fair value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Directors (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal & Foreign Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken for all open federal income tax years (Nov. 30, 2009 – Nov. 31, 2012), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. In regards to foreign taxes only, the Fund has open tax years in certain foreign countries it invests in that may date back to the inception of the Fund.

Repurchase Agreements – The Fund may purchase certain U.S. government securities subject to the counterparty's agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund's custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on Aug. 31, 2013.

Distributions – The Fund has implemented a managed distribution policy. Under the policy, the Fund is managed with a goal of generating as much of the distribution as possible from net investment income and short-term capital gains. The balance of the distribution will then come from long-term capital gains to the extent permitted, and if necessary, a return of capital. Even though the Fund may realize current year capital gains, such gains may be offset, in whole or in part, by the Fund’s capital loss carryovers from prior years. For federal income tax purposes, the effect of such capital loss carryovers may be to convert (to the extent of such current year gains) what would otherwise be returns of capital into distributions taxable as ordinary income. This tax effect can occur during times of extended market volatility. Under the Regulated Investment Company Modernization Act of 2010 (Act), this tax effect attributable to the Fund’s capital loss carryovers (the conversion of returns of capital into distributions taxable as ordinary income) will no longer apply to net capital losses of the Fund arising in Fund tax years beginning after November 30, 2012. The actual determination of the source of the Fund’s distributions can be made only at year end.

Foreign Currency Transactions – Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally bifurcates that portion of realized gains and losses on investments in debt securities which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. For foreign equity securities, these changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities using the effective interest method. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings, a portion of which may be reclaimable. Withholding taxes on and reclaims on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

2. Investments
At Aug. 31, 2013, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At Aug. 31, 2013, the cost of investments and unrealized appreciation (depreciation) for the Fund was as follows:

Cost of investments	$107,943,133
Aggregate unrealized appreciation	$19,430,700
Aggregate unrealized depreciation	(2,406,206)
Net unrealized appreciation	$17,024,492

For federal income tax purposes, at November 30, 2012, capital loss carryforwards of $19,600,811 may be carried forward and applied against future capital gains. Capital loss carryforwards will expire as follows: $8,385,175 expires in 2016 and $11,215,636 expires in 2017.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes were generally effective for taxable years beginning after the date of enactment. Under the Act, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation. The character of these losses incurred that will be carried forward under the Act are short-term $65,938 and long-term $931,837.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)
Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)
Level 3 –inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of Aug. 31, 2013:

	Level 1	Level 2	Level 3	Total
Common Stock	$68,715,738	$-	$-	$68,715,738
Convertible Preferred Stock[1]	1,477,732	932,893	-	2,410,624
Corporate Debt	-	42,609,525	-	42,609,525
Senior Secured Loans	-	2,119,199	-	2,119,199
Limited Partnerships	1,227,887	-	-	1,227,887
Preferred Stock[2]	396,640	187,150	89,708	673,498
Short-Term Investments	-	2,407,468	-	2,407,468
Securities Lending Collateral	-	4,803,687	-	4,803,687
Total	$71,817,996	$52,179,922	$969,709	$124,967,626

1Security type is valued across multiple levels. The amounts attributed to Level 1 investments and Level 2 investments represent 61.30% and 38.70%, respectively. Level 1 investments represent exchange-traded investments while Level 2 investments represent investments with observable inputs.

2Security type is valued across multiple levels. The amounts attributed to Level 1 investments, Level 2 investments and Level 3 investments represent 58.89%, 27.79% and 13.32%, respectively, of the total market value of the security type. Level 1 investments represents exchange traded investments, Level 2 investments represent investments with observable inputs while Level 3 investments represent investments without observable inputs.

The securities that have been deemed worthless on the schedule of investments are considered to be Level 3 securities in this table.

During the period ended Aug. 31, 2013, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a significant impact to the Fund. This does not include transfers between Level 1 investments and Level 2 investments due to the Fund utilizing international fair value pricing during the period. In accordance with the Fair Valuation Procedures described in Note 1, International Fair Value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded, causing a change in classification between levels. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning, interim or end of the period in relation to net assets. Management has determined not to provide additional disclosure on Level 3 inputs under ASU No. 2011-04 since the Level 3 investments are not considered significant to the Fund's net assets at the end of the period.

3. Line of Credit
For the period ended Aug. 31, 2013, the Fund borrowed money pursuant to a $30,000,000 Credit Agreement with The Bank of New York Mellon (BNY Mellon) that expires on November 11, 2013. Depending on market conditions, the amount borrowed by the Fund pursuant to the Credit Agreement may be reduced or possibly increased in the future.

At Aug. 31, 2013, the par value of loans outstanding was $28,225,000 at a variable interest rate of 1.07%. During the period ended Aug. 31, 2013, the average daily balance of loans outstanding was $28,225,000 at a weighted average interest rate of approximately 1.09%. Interest on borrowing is based on a variable short-term rate plus an applicable margin. The commitment fee is computed at a rate of 0.20% per annum on the unused balance. The loan is collateralized by the Fund’s portfolio.

4. Derivatives
U.S. GAAP requires disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity's results of operations and financial position.

Foreign Currency Exchange Contracts – The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. No foreign currency exchange contracts were outstanding at Aug. 31, 2013.

Options Contracts – During the period ended Aug. 31, 2013, the Fund entered into options contracts in the normal course of pursuing its investment objective. The Fund may buy or write options contracts for any number of reasons, including without limitation: to manage the Fund’s exposure to changes in securities prices and foreign currencies; as an efficient means of adjusting the Fund’s overall exposure to certain markets; to protect the value of portfolio securities; and as a cash management tool. The Fund may buy or write call or put options on securities, futures, swaps “swaptions”, financial indices, and foreign currencies. When the Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the options purchased. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the options written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Fund is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change.

Transactions in options written during the period ended Aug. 31, 2013 for the Fund were as follows:

	Number of
	Contracts	Premiums
Options outstanding at Nov. 30, 2012	$-	$-
Options written	1,075	166,616
Options expired	(412)	(70,813)
Options exercised	(600)	(79,497)
Options terminated in closing purchase transactions	(63)	(16,306)
Options outstanding at Aug. 31, 2013	$-	$78,371

5. Securities Lending
The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with BNY Mellon. At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (i) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (ii) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon request of the borrower BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security may be temporarily more or less than the value of the security on loan.

Cash collateral received is generally invested in the Delaware Investments Collateral Fund No. 1 (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of funds managed by Delaware Management Company (DMC), a series of Delaware Management Business Trust, that participate in BNY Mellon's securities lending program. The Collective Trust may invest in U.S. government securities and high quality corporate debt, asset-backed and other money market securities and in repurchase agreements collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

The Collective Trust used for the investment of cash collateral received from borrowers of securities seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust or another collateral investment pool. This could occur if an investment in a collateral investment pool defaulted or if it were necessary to liquidate assets in the collateral investment pool to meet returns on outstanding security loans at a time when the collateral investment pool’s net asset value per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the collateral investment pool that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up for this shortfall.

At Aug. 31, 2013, the value of securities on loan was $4,795,153, for which the Fund received collateral, comprised of non-cash collateral valued at $211,045, and cash collateral of $4,803,687. At Aug. 31, 2013, the value of invested collateral was $4,803,687. Investments purchased with cash collateral are presented on the schedule of investments under the caption "Securities Lending Collateral.”

6. Credit and Market Risk
The Fund borrows through its line of credit for purposes of leveraging. Leveraging may result in higher degrees of volatility because the Fund’s net asset value could be subject to fluctuations in short-term interest rates and changes in market value of portfolio securities attributable to the leverage.

The Fund invests a portion of its assets in high yield fixed income securities, which are securities rated BB or lower by Standard & Poor’s Rating and Ba or lower by Moody’s Investors Service, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the period ended August 31, 2013. The Fund's REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Fund invests in certain obligations that may have liquidity protection to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor through third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

The Fund may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 10% limit on investments in illiquid securities. Rule 144A and illiquid securities have been identified on the schedule of investments.

7. Subsequent Events
Management has determined that no material events or transactions occurred subsequent to Aug. 31, 2013 that would require recognition or disclosure in the Fund’s schedule of investments.

Item 2. Controls and Procedures.

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

     File as exhibits as part of this Form a separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), exactly as set forth below: